                                SCHEDULE 14A

                               (Rule 14a-101)

                  INFORMATION REQUIRED IN PROXY STATEMENT

                          SCHEDULE 14A INFORMATION

        Proxy Statement Pursuant to Section 14(a) of the Securities
                   Exchange Act of 1934 (Amendment No.  )

     Filed by the registrant  [ X ]

     Filed by a party other than the registrant  [   ]

     Check the appropriate box:

     [   ]     Preliminary proxy statement

     [ X ]     Definitive proxy statement

     [   ]     Definitive additional materials

     [   ]     Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12


                        UCI MEDICAL AFFILIATES, INC.
              (Name of Registrant as Specified in Its Charter)

Payment of filing fee (Check the appropriate box):

     [ X ]     $125 per Exchange Act Rule 0-11(c)(1)(ii), 14a-6(i)(1), or
               14a-6(j)(2).

                        UCI MEDICAL AFFILIATES, INC.
                           6168 St. Andrews Road
                       Columbia, South Carolina 29212


                  NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                             September 13, 1995


     Notice is hereby given that the Annual Meeting of Shareholders of UCI Medical Affiliates, Inc. will be held at the Adam's Mark Hotel, 1200 Hampton Street, Columbia, South Carolina on Wednesday, September 13, 1995, at 10:00 a.m., for the following purposes:

     (1)  To elect three members to the Board of Directors;

     (2) To approve an amendment to the Company's 1994 Incentive Stock Option Plan;

     (3) To ratify the appointment of Price Waterhouse LLP as the Company's independent auditors for the fiscal year ending September 30, 1995; and

     (4) To transact such other business as may properly come before the Annual Meeting or any adjournment thereof.

     Only shareholders whose names appeared of record on the books of the Company at the close of business on July 20, 1995 will be entitled to notice of and to vote at the Annual Meeting or any adjournment thereof.

     You are cordially invited and urged to attend the Annual Meeting in person, but if you are unable to do so, please date, sign and promptly return the enclosed proxy in the enclosed postage-paid envelope. If you attend the Annual Meeting and desire to revoke your proxy and vote in person, you may do so. In any event, a proxy may be revoked at any time before it is exercised.


By Order of the Board of Directors,

M. F. McFarland, III, M.D.
Chairman of the Board



August 10, 1995

                        UCI MEDICAL AFFILIATES, INC.
                           6168 St. Andrews Road
                       Columbia, South Carolina 29212


                              PROXY STATEMENT

General

     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of UCI Medical Affiliates, Inc. (the "Company") to be used in voting at the Annual Meeting of Shareholders of the Company to be held at the Adam's Mark Hotel, 1200 Hampton Street, Columbia, South Carolina, on Wednesday, September 13, 1995, at 10:00 a.m., and at any adjournment thereof. The purposes of the Annual Meeting are (1) to elect three directors to the Company's Board of Directors, (2) to approve an amendment to the Company's 1994 Incentive Stock Option Plan; (3) to ratify the appointment of Price Waterhouse LLP as the Company's independent auditors for the fiscal year ending September 30, 1995; and (4) to transact such other business as may properly come before the Annual Meeting or any adjournment thereof. This Proxy Statement and the accompanying form of proxy are being mailed to shareholders commencing on or about August 10, 1995.

     Any shareholder who executes the form of proxy referred to in this Proxy Statement may revoke it at any time before it is exercised. The proxy may be revoked by either giving written notice to the Secretary of the Company of such revocation, or by executing and delivering to the Secretary of the Company a proxy bearing a later date. The voting of such proxy will be suspended if the person executing the proxy attends the Annual Meeting and elects to vote in person. Whether or not you plan to attend, you are urged to sign and return the enclosed proxy.

     The cost of preparing, assembling and mailing this Proxy Statement and the form of proxy will be borne by the Company. Directors, officers and employees of the Company may also solicit proxies personally or by mail, telephone or telegram. No compensation will be paid for such solicitations. In addition, the Company may request banking institutions, brokerage firms, custodians, nominees and fiduciaries to forward the Company's proxy solicitation materials to the beneficial owners of the Company's common stock, $0.05 par value (the "Common Stock"), held of record by such entities, and the Company will reimburse their reasonable forwarding expenses.

Voting Securities Outstanding

     The Board of Directors has fixed the close of business on July 20, 1995 as the record date (the "Record Date") for the determination of shareholders entitled to notice of, and to vote at, the Annual Meeting or at any adjournment thereof. As of the Record Date, there were 3,402,164 issued and outstanding shares of the Common Stock held of record by approximately 693 shareholders. All of such shares are eligible to be voted on each matter currently scheduled to come before the Annual Meeting, and there are no other outstanding shares of capital stock of the Company eligible to be voted at the Annual Meeting. Cumulative voting for the election of directors is not available under the Company's Restated Certificate of Incorporation. Consequently, each share of Common Stock is entitled to one vote on each matter to be voted upon at the Annual Meeting. Except for the election of directors, for each matter specified in this Proxy Statement to be submitted for shareholder approval at the Annual Meeting, the affirmative vote of a majority of the shares of Common Stock present at the Annual Meeting in person or by proxy and entitled to vote on such matter is required for approval. Abstentions will be considered shares present in person or by proxy and entitled to vote and, therefore, will have the effect of a vote against the matter. Broker non-votes will be considered shares not present for this purpose and will have no effect on the outcome of the vote.

     The Bylaws of the Company provide that the presence in person or by proxy of the holders of a majority of the outstanding shares of Common Stock entitled to vote at the Annual Meeting is necessary to constitute a quorum at the meeting or any adjournment thereof. Directions to withhold authority to vote for directors, abstentions and broker non-votes will be counted for purposes of determining if a quorum is present at the Annual Meeting. If a quorum is not present or represented at the Annual Meeting, the chairman of the meeting or the shareholders holding a majority of the shares of Common Stock entitled to vote, present in person or represented by proxy, have the power to adjourn the meeting from time to time, without notice other than an announcement at the meeting, until a quorum is present or represented. Directors, officers and employees of the Company may solicit proxies for the reconvened Annual Meeting in person or by mail, telephone or telegraph. At any such reconvened Annual Meeting at which a quorum is present or represented, any business may be transacted that might have been transacted at the meeting as originally scheduled.

Security Ownership Of Certain Beneficial Owners And Management

     The following table sets forth certain information known to the Company regarding the beneficial ownership of the Common Stock of the Company as of the Record Date. Information is presented for (i) shareholders owning more than five percent of the outstanding Common Stock,
(ii) each director, director nominee and executive officer of the Company, individually, and (iii) all current directors and executive officers of the Company, as a group. Except as otherwise specified, each of the shareholders named in the table has indicated to the Company that such shareholder has sole voting and investment power with respect to all shares of Common Stock beneficially owned by that shareholder. Beneficial ownership reflected in the table below is determined in accordance with the rules and regulations of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities. Shares of Common Stock issuable upon the exercise of options currently exercisable or convertible, or exercisable or convertible within sixty days, are deemed outstanding for computing the percentage ownership of the person holding such options, but are not deemed outstanding for computing the percentage ownership of any other person.







                                                               Number of Shares
 Name (1)                                                     Beneficially Owned            Percentage
 Companion HealthCare Corporation  . . . . . . . .                 1,460,991                    42.94%

 M.F. McFarland, III . . . . . . . . . . . . . . .                   521,962   (2)              15.34

 D. Michael Stout  . . . . . . . . . . . . . . . .                   238,360                     7.01

 Manufacturers Hanover Trust Co. . . . . . . . . .                   202,200                     5.94

 Harold H. Adams, Jr.  . . . . . . . . . . . . . .                     2,000                     *

 Charles P. Cannon . . . . . . . . . . . . . . . .                       -0-                    -0-

 Russell J. Froneberger  . . . . . . . . . . . . .                       -0-                    -0-

 Jitendra Mehta  . . . . . . . . . . . . . . . . .                       -0-                    -0-

 Charles M. Potok  . . . . . . . . . . . . . . . .                       -0-                    -0-

 Stephen S. Seeling  . . . . . . . . . . . . . . .                       -0-                    -0-

 Jerry F. Wells, Jr. . . . . . . . . . . . . . . .                       -0-                    -0-

 All current directors and executive officers
    as a group (7 persons) . . . . . . . . . . . .                   762,322                    22.41

____________
*    Amount represents less than 1.0%.

(1) The address of Companion HealthCare Corporation is I-20 at Alpine Road, Columbia, South Carolina 29219. The address of Dr. McFarland and Dr. Stout is 6168 St. Andrews Road, Columbia, South Carolina 29212. The address of Manufacturers Hanover Trust Co. is 350 Fifth Avenue, Suite 426, New York, New York 10118.

(2) Shares reflected as beneficially owned include 198 shares held by Dr. McFarland's children.

     Section 16(a) of the Securities Exchange Act of 1934 (the "Act") requires the Company's directors and officers to file reports of holdings and transactions in the Company's Common Stock with the Securities and Exchange Commission (the "SEC"). On the basis of Company records and other information, the Company believes that all SEC filing requirements under
Section 16(a) of the Act applicable to its officers and directors with respect to the Company's fiscal year ended September 30, 1994 were complied with, except that Forms 3 were inadvertently filed late by each of Messrs. Adams, Froneberger, Mehta, Seeling and Stout, and a Form 4 with respect to one transaction was inadvertently filed late by Dr. McFarland.


Executive Officers and Directors

     Set forth below are the age and certain other biographical information with respect to each of the current executive officers and directors of the Company.

     M.F. McFarland, III, 46, has served as Chairman of the Board and Chief Executive Officer of the Company since January 1987, as President and Secretary of the Company since November 1993, and as a director of the Company since September 1984. From September 1984 until January 1987, he served as Vice-President of the Company. He served as Associate Professional Director of the Emergency Department of Richland Memorial Hospital in Columbia, South Carolina from 1978 to 1981 and was President of the South Carolina Chapter of the American College of Emergency Physicians in 1979. Dr. McFarland is currently a member of the Columbia Medical Society, the South Carolina Medical Association and the American Medical Association.

     Stephen S. Seeling, 45, has served as Chief Operating Officer, General Counsel and Corporate Secretary of the Company since he joined the Company in January 1994. Prior to that time, Mr. Seeling served as the Executive Director of the South Carolina State Board of Medical Examiners from 1987 to January 1994, as the Assistant Attorney General for the South Carolina State Board of Medical Examiners from 1983 to 1987, and as Assistant District Attorney for Philadelphia, Pennsylvania from 1976 to 1981.

     D. Michael Stout, 50, has served as Vice President of Medical Affairs of the Company since 1985. He is a member of the Emergency Medicine Residents Association, the National Association of Residents and Interns, the American College of Engineering Physicians and the Columbia Medical Society.



     Jerry F. Wells, Jr., 33, has served as Chief Financial Officer of the Company since he joined the Company in February 1995. Prior to that time, he served as a Senior Manager and consultant for Price Waterhouse LLP from 1985 until February 1995. Mr. Wells is a certified public accountant and is a member of the American Institute of Certified Public Accountants, the South Carolina Association of Certified Public Accountants and the North Carolina CPA Association.

     Jitendra Mehta, 44, has served as Vice President of Operations of the Company since he joined the Company in November 1993. Prior to that time, he served as Partner and Director of Radiology at Citrus Diagnostic Center from 1990 to November 1993, as Administrator of Shah Associates, MDPA from 1985 to 1990, and as Supervisor of the Nuclear Medicine Department of Community Hospital, Indianapolis, Indiana, from 1976 to 1985.

     Harold H. Adams, Jr., 47, has served as President and owner of Adams and Associates, International, Adam and Associates, and Southern Insurance Managers since June 1992, and served as President of Adams Eaddy & Associates, an independent insurance agency, from 1980 to 1992. Mr. Adams has been awarded the Chartered Property Casualty Underwriter designation and is a member of the President's Board of Visitors of Charleston Southern University in Charleston, South Carolina.

     Russell J. Froneberger, 49, has served as President of Global Consulting, Inc., an affiliate of First Sun South Corporation, since 1991. Mr. Froneberger has twenty-six years of international and corporate finance experience, having been associated with Manufacturers Hanover Trust Company from 1967 to 1972, and South Carolina National Bank, where he served as Senior Vice President of Marketing and Corporate Development Relations from 1972 to 1991.

                                PROPOSAL ONE

                           ELECTION OF DIRECTORS


     Three directors are to be elected at the Annual Meeting. The Company's Restated Certificate of Incorporation provides for a classified Board of Directors so that, as nearly as possible, one-third of the Company's Board of Directors is elected each year to serve a three-year term. Currently, the Board of Directors consists of three directorships with staggered terms expiring at the forthcoming Annual Meeting and at the Annual Meetings of Shareholders in 1996 and 1997. The Company's Bylaws provide the Board of Directors with the power and authority to determine the number of directors constituting the entire Board of Directors. At a meeting of the Board of Directors on July 26, 1995, the Board of Directors voted to increase the size of the Board from three members to five members, with such increase to be effective immediately prior to the election of directors at the Annual Meeting. To give effect to such increase, the Board of Directors approved the addition of one directorship to each of the classes of directors whose terms expire at the Annual Meetings of Shareholders in 1997 and 1998.

     The Board of Directors has nominated the following individuals for election as directors at the Annual Meeting, to serve from the date of their election until their respective successors are elected and shall have qualified:

     Director Nominee for Term Expiring in 1997:       Charles M. Potok

     Director Nominees for Terms Expiring in 1998:     Charles P. Cannon
                                                       Russell J. Froneberger

     Of the nominees listed above, only Mr. Froneberger is currently a member of the Board of Directors. Set forth below are the age and certain other biographical information with respect to the nominees who are not currently members of the Board of Directors.

     Charles M. Potok, 46, has served as Executive Vice President and Chief Operating Officer of Companion Property and Casualty Insurance Company ("CPCIC") since March 1984. Mr. Potok is an Associate of the Casualty Actuarial Society and a member of the American Academy of Actuaries. Prior to joining CPCIC, Mr. Potok served as Chief Property and Casualty Actuary and Director of the Property and Casualty Division of the South Carolina Department of Insurance.

     Charles P. Cannon, 45, has served as Vice President, Corporate Controller and Assistant Treasurer for Blue Cross and Blue Shield of South Carolina ("Blue Cross") since April 1988 and as Assistant Treasurer for its subsidiary, Companion HealthCare Corporation, since April 1988. Prior to joining Blue Cross in April 1988, he was a Senior Manager and consultant for Price Waterhouse for 11 years. Mr. Cannon is a member of the American Institute of Certified Public Accountants, the South Carolina Association of Certified Public Accountants, the Institute of Management Accountants, the Tennessee Society of Certified Public Accountants and the Controller's Council of the National Association of Accountants.

     In accordance with the Bylaws of the Company, those nominees receiving the greatest number of votes cast (although not necessarily a majority of the votes cast) at the Annual Meeting will be elected to the Board of Directors. Accordingly, directions to withhold authority and broker non-votes will have no effect on the outcome of the vote. The Company's Restated Certificate of Incorporation does not allow for cumulative voting in the election of directors.

     The persons named in the accompanying proxy have been designated by the Board of Directors and, unless authority is specifically withheld, they intend to vote for the election of the nominees listed above. A shareholder executing the enclosed proxy may vote for all or any of the nominees or may withhold such vote from any or all nominees. In each case where the shareholder has appropriately specified how the proxy is to be voted, it will be voted in accordance with such shareholder's specifications. Although it is not contemplated that any of the nominees will become unable to serve prior to the Annual Meeting, the persons named on the enclosed proxy will have the authority to vote for the election of other persons in accordance with their best judgment.

     THE PERSONS NAMED IN THE FORM OF PROXY WILL VOTE THE PROXY AS SPECIFIED. IF NO SPECIFICATION IS MADE, THE PROXY WILL BE VOTED "FOR" THE ELECTION OF THE NOMINEES LISTED ABOVE.

Board Meetings and Committees

     The Board of Directors of the Company had a total of three regular meetings during the Company's fiscal year ended September 30, 1994. Each director attended all of such Board of Directors meetings. The Board of Directors currently has no standing or ad hoc committees performing the functions traditionally performed by an audit committee, a compensation committee or a nominating committee. Such functions are currently performed by the Board of Directors acting as a whole.


                          MANAGEMENT COMPENSATION

Compensation of Directors

     Directors of the Company are paid a fee of $500 for attendance at each meeting of the Board of Directors. Directors of the Company are also reimbursed by the Company for all out-of-pocket expenses reasonably incurred by them in the discharge of their duties as directors, including out-of-pocket expenses incurred in attending meetings of the Board of Directors.

Compensation of Officers

     Currently, and during each of the Company's three prior fiscal years, M.F. McFarland, III, the Company's Chief Executive Officer and President, and D. Michael Stout, the Company's Vice President of Medical Affairs, have served without compensation from the Company for their services in the executive offices they have held with the Company during such periods. No other executive officer of the Company earned compensation in excess of $100,000 for services provided to the Company in any of the Company's three prior fiscal years.

     Currently, and during each of the Company's three prior fiscal years, Dr. McFarland and Dr. Stout have received compensation for the services they perform for Doctor's Care, P.A. ("Doctor's Care"), an affiliated professional association that contracts with the Company to provide or supervise all medical services at each of the Company's medical facilities. For services performed for Doctor's Care during each of the Company's fiscal years ended September 30, 1994, 1993 and 1992, Dr. McFarland was paid aggregate compensation, including bonuses, of $ 343,500, $253,603 and $230,000, respectively. For services performed for Doctor's Care during each of the Company's fiscal years ended September 30, 1994, 1993 and 1992, Dr. Stout was paid aggregate compensation, including bonuses, of $ 180,394, $169,665 and $161,016, respectively. See "Certain Transactions - Agreements With Doctor's Care."

Stock Option Plans

     In 1984, the Company adopted and approved an employee incentive stock option plan (the "1984 Plan") which provided for the grant of options to purchase shares of Common Stock intended to qualify as incentive stock options within the meaning of Section 422 of the United States Internal Revenue Code of 1986 (the "Code"). The Plan provided for the grant of options to purchase shares of Common Stock to officers and other eligible employees of the Company. The per-share exercise price of all options granted was not less than the fair market value of a share of the Common Stock on the date the option was granted. Options that have been awarded under the 1984 Plan become exercisable one year after the date of grant and can be exercised within ten years from the date of grant.

     The 1984 Plan expired under its terms in December 1993. As of the date of the 1984 Plan's expiration, the Company had granted options under the 1984 Plan to purchase an aggregate of 33,900 shares of Common Stock to 50 employees. Options to purchase 9,100 shares of Common Stock have been exercised, options to purchase 7,600 shares have expired, and options to purchase 17,200 shares are currently exercisable.

     In 1994, the Company adopted and approved an employee incentive stock option plan (the "1994 Plan") which provided for the grant of options to purchase shares of Common Stock intended to qualify as incentive stock options within the meaning of Section 422 of the Code. The 1994 Plan provides for the grant of options to purchase shares of Common Stock to officers and other eligible employees of the Company. The per-share exercise price of all options granted cannot be less than the fair market value of a share of the Common Stock on the date the option is granted. Options granted under the 1994 Plan become exercisable under a three-year vesting at a rate of 33% in each of the three years following the grant of the option and can be exercised within ten years from the date of grant. As originally approved, the 1994 Plan made available for issuance 50,000 shares of Common Stock. A proposal to amend the 1994 Plan to increase the number of shares available for issuance under the 1994 Plan to 750,000 shares is being presented for shareholder approval at the Annual Meeting and is further described in this Proxy Statement under Proposal Two.

     As of July 31, 1995, the Company had granted options under the 1994 Plan to purchase an aggregate of 49,000 shares of Common Stock to four employees, none of which are currently exercisable under their respective vesting schedules.


                            CERTAIN TRANSACTIONS

Agreements with Doctor's Care

     General. All of the Company's operations are conducted through its wholly-owned subsidiary, UCI Medical Affiliates of South Carolina, Inc. ("UCI-SC"), which operates a network of twenty-three freestanding primary care medical centers located throughout South Carolina, all of which conduct business under the name "Doctor's Care." In order to comply with prohibitions against corporations other than professional medical associations providing medical care, all medical services at these medical facilities are provided by or under the supervision of Doctor's Care. M.F. McFarland, III, the Company's Chief Executive Officer and a principal shareholder of the Company, owns a 90% interest in Doctor's Care.

     Facilities Agreement. Pursuant to a Facilities Agreement between UCI-SC and Doctor's Care (the "Facilities Agreement"), UCI-SC supplies to Doctor's Care the facilities, equipment and assets of the twenty-three Doctor's Care medical centers, as well as such non-medical personnel as are reasonably required by Doctor's Care in the operation of the centers. In exchange, Doctor's Care provides the necessary staffing for the performance of medical services at the centers, including a physician to serve as Executive Medical Director having overall responsibility for the operations of the centers. From the fees paid each month to Doctor's Care for services rendered at the centers, Doctor's Care retains an amount equal to the cost of all narcotic drugs purchased by Doctor's Care during the month and an amount sufficient to satisfy the payroll and related personnel costs of Doctor's Care for physicians and other medical staff at the centers, with the balance of the fees paid to UCI-SC. During the Company's fiscal years ended September 30, 1994 and 1993, Doctor's Care received an aggregate of approximately $12,540,000 and $9,799,000, respectively, in fees prior to deduction by Doctor's Care of its payroll and other related deductible costs covered under the Facilities Agreement. For accounting purposes, the operations of Doctor's Care are combined with the operations of the Company and are reflected in the consolidated financial statements of the Company. Pursuant to an employment agreement between Dr. McFarland and Doctor's Care, Dr. McFarland serves as Executive Medical Director of the Doctor's Care medical centers. For his services in such position during each of the Company's fiscal years ended September 30, 1994, 1993 and 1992, Dr. McFarland received an annual salary from Doctor's Care of $160,000, $163,503 and $200,000, respectively, and additional compensation from Doctor's Care of $183,500, $90,100 and $30,000, respectively. For medical services rendered to Doctor's Care during the Company's fiscal years ended September 30, 1994, 1993 and 1992, Dr. Stout received an annual salary from Doctor's Care of $150,394, $139,665 and $141,016, respectively, and additional compensation from Doctor's Care of $30,000, $30,000 and
$20,000, respectively.   In September 1994, the Facilities Agreement was
renewed for an additional five year term. In January 1995, the Facilities Agreement was modified to provide UCI-SC with certain rights to terminate the Facilities Agreement (a) upon the death of Dr. McFarland, (b) upon Dr. McFarland ceasing to own, either directly or indirectly, a controlling interest in Doctor's Care, or (c) upon Dr. McFarland becoming a "disqualified person" as defined by the South Carolina Business
Corporation Act of 1988, as amended.

     Refund Agreement. Pursuant to a Facilities Fee Refund Agreement (the "Refund Agreement") entered into among the Company, UCI-SC and Doctor's Care, Doctor's Care is entitled to receive a refund of a portion of the fees payable to UCI-SC under the Facilities Agreement with respect to
fourteen of the Doctor's Care medical centers.   With regard to the
Doctor's Care-Northeast center, the refund is equal to the sum of (i) 35% of the first $60,000 of annual pre-tax profits of the center, plus (ii) 25% of the center's pre-tax profit in excess of $60,000. The refund applicable to the Doctor's Care - Seven Oaks center is equal to 35% of the center's pre-tax profit in excess of $135,000. The refund applicable to the Doctor's Care - Lexington and Doctor's Care - Sumter centers is equal to 35% of the annual pre-tax profit in excess of $ 22,500 and $12,000, respectively. The refund is equal to 50% of the annual pre-tax profit of the Doctor's Care - Columbia East center, 35% of the annual pre-tax profits of the Doctor's Care - Forest Acres and Doctor's Care - West Columbia centers, and 25% of the annual pre-tax profits of the Doctor's Care centers at each of the Beltline, West Wateree, West Ashley, Northwoods, Summerville, East Blackstock and Greenville locations. During the Company's fiscal year ended September 30, 1993, UCI-SC accrued total refunds payable to Doctor's Care under the Refund Agreement of $225,007, and made payments of $170,100 against such payables. During the Company's fiscal year ended September 30, 1994, UCI-SC accrued total refunds payable to Doctor's Care under the Refund Agreement of $131,000 and made payments of $213,500 against such payables. At September 30, 1994 and 1993, the Company had refunds payable to Doctor's Care of $298,821 and $381,321, respectively. In September 1994, the Refund Agreement was renewed for an additional five year term. In January 1995, the Refund Agreement was modified to provide UCI-SC with certain rights to terminate the Refund Agreement (a) upon the death of Dr. McFarland, (b) upon Dr. McFarland ceasing to own, either directly or indirectly, a controlling interest in Doctor's Care, or (c) upon Dr. McFarland becoming a "disqualified person" as defined by the South Carolina Business Corporation Act of 1988, as amended.

Facility Leases

     Several of the medical centers operated by UCI-SC are leased from entities owned or controlled by certain principal shareholders and/or members of the Company's management. The Doctor's Care - Northeast medical center is leased from a partnership in which Dr. McFarland is a general partner. The lease was renewed in October 1994 for a five year term. The lease has two five year renewal options and provides UCI-SC with an option to purchase the facility at its fair market value after October 1995.
Total lease payments made by UCI-SC under the lease during the Company's fiscal years ended September 30, 1994 and 1993 were $42,696 and $42,696, respectively, plus utilities and real estate taxes. The Doctor's Care - Lexington and the Doctor's Care - Forest Acres medical centers are leased from a general partnership in which Dr. McFarland and Dr. Stout are general partners. The Doctor's Care - Lexington lease was renewed in October 1994 for a five year term and the Doctor's Care - Forest Acres lease was renewed in November 1994 for a five year term. These leases have five year renewal options and provide UCI-SC with an option to purchase the respective property at its fair market value at any time during the lease term. Total lease payments made by UCI-SC under these two leases during the Company's fiscal years ended September 30, 1994 and 1993 were $68,785 and $77,088, respectively, plus utilities and real estate taxes. The Doctor's Care - West Columbia and the Doctor's Care - Beltline medical centers are leased from a general partnership in which Dr. McFarland and Dr. Stout are general partners. These two leases expire in October 1998 and provide for a five year renewal option. Total lease payments made by UCI-SC under these two leases during the Company's fiscal years ended September 30, 1994 and 1993 were $87,000 and $78,000, respectively, plus utilities and real estate taxes. In connection with its agreement to lease these two centers, UCI-SC guaranteed the lessor's mortgage debt relating to the two centers. The maximum outstanding balance of such debt during the Company's fiscal years ended September 30, 1994 and 1993 was $389,169 and $391,029, respectively. At September 30, 1994 and 1993, the outstanding balance of such debt was $386,110 and $389,169, respectively. The Doctor's Care - West Wateree medical center is leased directly from Dr. McFarland under a month-to-month lease. Total lease payments made by UCI-SC under this lease during the Company's fiscal years ended September 30, 1994 and 1993 were $19,649 and $21,522, respectively.

     UCI-SC leases six medical centers from Companion HealthCare Corporation under operating leases with fifteen year terms expiring in 2008 and 2009. Each of these leases has a five year renewal option, and a rent guarantee by Doctor's Care. One of the leases has a purchase option allowing UCI-SC to purchase the center at fair market value after February 1, 1995. Total lease payments made by UCI-SC under these leases during the Company's fiscal year ended September 30, 1994 were $224,036.

Other Transactions with Related Companies

     Blue Cross owns 100% of Companion HealthCare Corporation, which owns approximately 43% of the Company's outstanding Common Stock. During the Company's fiscal year ended September 30, 1994, UCI-SC purchased a new billing, and accounts receivable system from Companion Technologies, Inc., a wholly-owned subsidiary of Blue Cross for an aggregate purchase price of $460,640. The terms of the purchase agreement are believed to have been no more or less favorable to UCI-SC than the terms that would have been obtainable through arm's-length negotiations with unrelated third parties for a similar billing and accounts receivable system. Additionally, during the Company's fiscal year ended September 30, 1994, UCI-SC entered into an agreement with Companion Property and Casualty Insurance Company, a wholly-owned subsidiary of Blue Cross, pursuant to which UCI-SC acts as the primary care provider for injured workers of firms carrying worker's compensation insurance through Companion Property and Casualty Insurance Company. Finally, during the Company's fiscal year ended September 30, 1994, UCI-SC began providing services for a health maintenance organization ("HMO") operated by Companion HealthCare Corporation, pursuant to which UCI-SC, through Doctor's Care, acts as the designated primary care provider for members of the HMO who have selected Doctor's Care as their primary care provider. The terms of the agreements with Companion Property and Casualty Insurance Company and with Companion HealthCare Corporation are believed to be no more or less favorable to UCI-SC than those that would be obtainable through arm's-length negotiations with unrelated third parties for similar arrangements.

     The employees of the Company are offered health, life, dental and disability coverage at group rates from Blue Cross and its subsidiaries. The group rates offered to the employees of the Company are believed to be no more or less favorable to the Company than those that would be obtainable through arm's-length negotiations with unrelated third parties for similar services.

Loan from Doctor's Care

     In 1989, Doctor's Care loaned $250,000 to UCI-SC pursuant to the terms of a loan agreement (the "Loan") maturing in October 1994 and providing for an annual interest rate of 10.8%, with interest and principal payable in equal monthly installments through maturity. The Loan was repaid in 1994 and was personally guaranteed by Dr. McFarland. The maximum outstanding balances under the Loan during the Company's fiscal years ended September 30, 1994 and 1993 were $91,637 and $168,670, respectively. In connection with obtaining the Loan, UCI-SC agreed that in the event of a default by UCI-SC under the Loan, Doctor's Care would be entitled to exercise a right of offset by applying amounts otherwise due from Doctor's Care to UCI-SC under the Facilities Agreement toward the payment of the amounts past due under the Loan. At the same time, the Company agreed that to the extent the right of offset of Doctor's Care would be insufficient to fully satisfy the default, the Company would satisfy the balance of the past due amount. UCI-SC carries life insurance policies in the aggregate amount of $2.5 million on the life of Dr. McFarland, with all proceeds payable to UCI-SC. Payment under such life insurance policy would have terminated the obligation under Dr. McFarland's personal guarantee of the Loan.

                                PROPOSAL TWO

         APPROVAL OF AMENDMENT TO 1994 INCENTIVE STOCK OPTION PLAN

     General. On July 26, 1995, the Board of Directors approved an amendment (the "Amendment") to the UCI Medical Affiliates, Inc. 1994 Incentive Stock Option Plan (the "Stock Plan"), subject to the approval of the Amendment by the shareholders at the Annual Meeting. The Amendment increases the number of shares of Common Stock that may be issued under the Stock Plan from 50,000 shares to 750,000 shares. The increase in such number of issuable shares is expected to be sufficient for the remainder of the term of the Stock Plan, thereby removing the need for any future shareholder approval of the number of shares issuable under the Stock Plan. The Board of Directors approved the Amendment to be effective July 26, 1995. The approval of the Amendment requires the affirmative vote of the holders of a majority of the shares of Common Stock present or represented by properly executed and delivered proxies at the Annual Meeting. Abstentions and shares held in street name voted as to any matter at the Annual Meeting will be included in determining the number of votes present or represented at the Annual Meeting. If the Amendment is not approved by the shareholders, the Stock Plan will remain in effect without the Amendment. The following discussion of the Stock Plan, as amended by the proposed Amendment, is qualified in its entirety by reference to the Stock Plan. The Company will provide promptly, upon request and without charge, a copy of the full text of the Stock Plan to each shareholder to whom a copy of this Proxy Statement is delivered. Requests should be directed to Mr. Jerry F. Wells, Jr., Chief Financial Officer, UCI Medical Affiliates, Inc., 6168 St. Andrews Road, Columbia, South Carolina 29212, (803) 772-8840.

     Purpose. The Stock Plan was approved by the shareholders of the Company at the Company's 1994 Annual Meeting of Shareholders. The Stock Plan is intended to provide the Company maximum flexibility to meet the evolving needs of the Company and its subsidiaries in providing stock-based compensation to officers and employees in order to align more closely the interests of corporate management and employees with those of shareholders. The Stock Plan is also expected to promote the interests of the Company and its shareholders by strengthening the Company's ability to attract and retain key officers and employees through furnishing additional incentives whereby such present and future executive officers and employees may be encouraged to acquire, or to increase their acquisition of, Common Stock, thus maintaining their personal and proprietary interests in the Company's continued success and progress.

     Administration and Operation. The Board of Directors has established a Stock Option Plan Committee of the Board of Directors (the "Committee") to oversee and carry out the provisions of the Stock Plan, and to assume such other duties as are contemplated for such Committee under the terms of the Stock Plan. The Committee is currently comprised of Mr. Harold H. Adams, Jr. and Mr. Russell J. Froneberger, neither of whom is an officer or employee eligible to receive awards under the Stock Plan. The Committee is responsible to the Board of Directors for the operation of the Stock Plan and makes recommendations to the Board of Directors with respect to participation in the Stock Plan by employees and officers of the Company and its subsidiaries, and with respect to the extent of that participation. The interpretation and construction of any provision of the Stock Plan by the Committee is final, unless otherwise determined by the Board. All awards made under the Stock Plan are evidenced by written agreements between the Company and the participant.

     As amended by the proposed Amendment, a maximum of 750,000 shares of Common Stock may be issued pursuant to awards granted under the Stock Plan, and the Board of Directors has reserved 750,000 shares for this purpose. The number of shares reserved for issuance under the Stock Plan will be adjusted in the event of an adjustment in the capital stock structure of the Company affecting the Common Stock (due to a merger, share exchange, stock split, stock dividend, combination, recapitalization or similar event), and the Committee is authorized to adjust awards in the terms of the Stock Plan in the event of a change in the capital stock in order to prevent dilution or enlargement of awards under the Stock Plan.

     Stock Options. The Stock Plan provides for the grant of incentive stock options ("ISOs"). A stock option entitles the participant to purchase shares of Common Stock from the Company at the option exercise price. The option exercise price is fixed by the Committee at the time the option is granted, but the exercise price per share cannot be less than 100% of the fair market value of a share of Common Stock on the date of grant. All stock options that may be granted under the Stock Plan provide for three-year vesting at a rate of 33% in each of the three years following the grant of the option. Except as may otherwise be provided in an option agreement, an option may be exercised in whole or in part at any time during its term, but no option may be exercised after the expiration of ten years from the date it is granted, and no option may be exercised prior to the date one year, or after the date ten years, from the date the option is granted.
The option price may be paid in cash, with shares of Common Stock, or with a combination of cash and Common Stock.

     Eligibility. Each employee and officer of the Company or any of its subsidiaries is eligible to participate in the Stock Plan. The Committee will select the individuals who will participate in the Stock Plan, and members of the Committee who are also employees of the Company are not restricted under the terms of the Stock Plan from participating in the Stock Plan while serving as members of the Committee. The Board of Directors, upon recommendation of the Committee, may grant ISOs to any officer, key executive, administrative or other employee of the Company or any of its subsidiaries (including an employee who is a director of the Company). Options that are granted at different times need not contain similar provisions.

     No option may be granted under the Stock Plan after April 20, 2004. The Board of Directors may terminate the Stock Plan sooner without further action by the shareholders. The Board of Directors also may amend the Stock Plan except that no amendment that increases the number of shares of Common Stock that may be issued under the Stock Plan or changes the class of individuals who may be selected to participate in the Stock Plan will become effective until it is approved by the shareholders.

     Federal Income Tax Consequences. The Company has been advised by counsel regarding the federal income tax consequences of the Stock Plan. Assuming the stock options qualify as ISOs under Section 422 of the Code, no income should be recognized by a participant at the time an option is granted, and no income should be recognized upon the participant's exercise of the option. Income will be recognized by a participant when the participant disposes of the shares of Common Stock acquired under an option. The Company will not be entitled to a federal income tax deduction on account of the grant or the exercise of an option. The Company may claim a federal income tax deduction on account of certain dispositions of Common Stock acquired upon the exercise of an option.

     Set forth below are the numbers of shares underlying options which have been awarded under the Stock Plan as of July 31,1995 to the persons and groups identified. The amounts of options that may be awarded in the future to participating employees and officers of the Company or any of its subsidiaries cannot currently be determined and will be within the discretion of the Committee.




                                                                                      Number of Shares
Name and                                                                                 Underlying
Position                                                                               Options Granted

M.F. McFarland, III
   Chief Executive Officer, President
     and Chairman of the Board  . . . . . . . . . . . . . . . . . . . . . . .                -0-

D. Michael Stout
   Vice President of Medical Affairs  . . . . . . . . . . . . . . . . . . . .                -0-

All current executive officers, as a group
   (including the persons named above)  . . . . . . . . . . . . . . . . . . .              45,000

All current directors who are not
   executive officers, as a group . . . . . . . . . . . . . . . . . . . . . .                -0-

All employees, including all current officers
   who are not executive officers, as a group . . . . . . . . . . . . . . . .               4,000


     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" APPROVAL OF THE AMENDMENT TO THE COMPANY'S 1994 INCENTIVE STOCK OPTION PLAN. THE PERSONS NAMED IN THE FORM OF PROXY WILL VOTE THE PROXY AS SPECIFIED. IF NO SPECIFICATION IS MADE, THE PROXY WILL BE VOTED "FOR" THE APPROVAL OF THE AMENDMENT TO THE COMPANY'S 1994 INCENTIVE STOCK OPTION PLAN.

                               PROPOSAL THREE

                  RATIFICATION OF APPOINTMENT OF AUDITORS

     The Board of Directors has appointed the firm of Price Waterhouse LLP as independent auditors to make an examination of the accounts of the Company for the fiscal year ending September 30, 1995, subject to shareholder ratification. If the shareholders do not ratify this appointment, other certified public accountants will be considered by the Board of Directors.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THIS PROPOSAL. THE PERSONS NAMED IN THE FORM OF PROXY WILL VOTE THE PROXY AS SPECIFIED. IF NO SPECIFICATION IS MADE, THE PROXY WILL BE VOTED "FOR" THE RATIFICATION OF THE COMPANY'S INDEPENDENT AUDITORS.

     A representative of Price Waterhouse LLP is expected to be in attendance at the Annual Meeting and will have the opportunity to make a statement and be available to respond to appropriate questions.


                      CHANGES IN CERTIFYING ACCOUNTANT

     On July 27, 1995, the Company notified Scott and Holloway, LLP (formerly, Moore Kirkland Scott & Beauston) that it would not be retained as the Company's independent accountants for the fiscal year ending September 30, 1995. The Company's decision not to retain Scott and Holloway, LLP was approved by the Board of Directors at a meeting held on July 26, 1995 and was not the result of any prior, existing or expected disagreement with the Company. The reports of Moore Kirkland Scott & Beauston on the financial statements of the Company for the fiscal years ended September 30, 1994 and 1993 contained no adverse opinion or disclaimer of opinion. The reports were modified because of an uncertainty as to the Company's ability to continue as a going concern as a consequence of losses incurred from continuing operations. In connection with its audits of financial statements of the Company for the fiscal years ended September 30, 1994 and 1993, and the interim period through July 27, 1995, the Company had no disagreement with Moore Kirkland Scott & Beauston on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement, if not resolved to the satisfaction of Moore Kirkland Scott & Beauston, would have caused them to make reference to the subject matter of the disagreement in connection with their report on the financial statements for such periods.

     Scott and Holloway, LLP has furnished the Company with a letter addressed to the SEC stating that they agree with the statements made by the Company with respect to their dismissal.

     Only July 26, 1995, the Company engaged Price Waterhouse LLP as its independent accountants to audit the Company's financial statements for the fiscal year ending September 30, 1995. The decision to engage Price Waterhouse LLP was approved by the Board of Directors of the Company at a meeting held on July 26, 1995. During the Company's fiscal years ended September 30, 1994 and 1993, the Company did not consult with Price Waterhouse LLP regarding any matters (a) which were, or should have been, subject to SAS 50, or (b) concerning the subject matter of a disagreement or reportable event with the Company's former independent accountants (as described in Regulation S-B, Item 304(a)(2)).

     On September 1, 1993, the Company notified Ernst & Young that it would not be retained as the Company's independent accountants for the fiscal year ended September 30, 1993. The Company's decision not to retain Ernst & Young was approved by the Company's Board of Directors at a meeting held on August 24, 1993 and was not the result of any prior, existing or expected disagreement with the Company. The reports of Ernst & Young on the financial statements of the Company for the fiscal years ended September 30, 1992 and 1991 contained no adverse opinion or disclaimer of opinion. The reports were modified because of an uncertainty as to the Company's ability to continue as a going concern as a consequence of losses incurred from continuing operations. In connection with its audits of financial statements of the Company for the fiscal years ended September 30, 1992 and 1991, and the interim period through September 1, 1993, the Company had no disagreement with Ernst & Young on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement, if not resolved to the satisfaction of Ernst & Young, would have caused them to make reference to the subject matter of the disagreement in connection with their report on the financial statements for such periods.

     Ernst & Young has furnished the Company with a letter addressed to the SEC stating that they agree with the statements made by the Company with respect to their dismissal.

     On September 1, 1993, the Company engaged Moore Kirkland Scott & Beauston as its independent accountants to audit the Company's financial statements for the fiscal year ended September 30, 1993. The decision to engage Moore Kirkland Scott & Beauston was approved by the Board of Directors of the Company at a meeting held on August 24, 1993. During the Company's fiscal years ended September 30, 1992 and 1991, the Company did not consult with Moore Kirkland Scott & Beauston regarding any matters (a) which were, or should have been, subject to SAS 50, or (b) concerning the subject matter of a disagreement or reportable event with the Company's former independent accountants (as described in Regulation S-B, Item 304
(a)(2)).


                               OTHER BUSINESS

     The Board of Directors of the Company knows of no other matter to come before the Annual Meeting. However, if any matter requiring a vote of the shareholders should arise, it is the intention of the persons named in the enclosed form of proxy to vote such proxy in accordance with their best judgment.

                     PROPOSALS FOR 1996 ANNUAL MEETING

     Shareholder proposals intended to be presented at the 1996 Annual Meeting of Shareholders must be received by the Company by December 31, 1995 for possible inclusion in the proxy material relating to such meeting.


                               ANNUAL REPORT

          A copy of the Company's Annual Report on Form 10-K for the year ended September 30, 1994, which has been filed with the Securities and Exchange Commission, will be made available to shareholders to whom this Proxy Statement is mailed, without charge, upon written request to Jerry F. Wells, Jr., Chief Financial Officer, UCI Medical Affiliates, Inc., 6168 St. Andrew Road, Columbia, South Carolina 29212.


By order of the Board of Directors,

M. F. McFarland, III, M.D.
  Chairman of the Board


Columbia, South Carolina
August 10, 1995

                             UCI MEDICAL AFFILIATES, INC.
                           1994 INCENTIVE STOCK OPTION PLAN
                                     (AS AMENDED)


               1. Purpose. The purposes of this 1994 Incentive Stock Option Plan (the "Plan") are to: (1) closely associate the interests of the employees of UCI Medical Affiliates, Inc. and
          its   subsidiaries  (collectively,   the  "Company")  with  the
          shareholders of the Company by reinforcing the relationship between employees' rewards and shareholder gains; (2) provide selected employees, officers and directors with an equity ownership in the Company commensurate with Company performance, as reflected in increased shareholder value; (3) maintain competitive compensation levels; and (4) provide an incentive to employees for continuous employment with the Company. The stock options granted under the Plan are intended to qualify as incentive stock options within the meaning of Internal Revenue Code Section 422.

               2. Amount of Stock. The total number of shares of Common Stock to be subject to options granted on and after April 20, 1994 pursuant to the Plan shall not exceed 750,000 shares of the Company's Common Stock, par value $0.05 per share. In the event that options granted under this Plan shall lapse without being exercised in whole or in part, other options may be granted covering the shares not purchased under such lapsed options.

               3. Stock Option Committee. The Board of Directors shall from time to time appoint a Committee (the "Committee"), which may also be the Compensation Committee of the Board of Directors, to serve under this Plan. The Committee shall consist of two or more directors.

               4.   Eligibility and participation.  Options  may be granted
          pursuant to the Plan to any officer or employee of the Company. From time to time the Committee shall select the officers and employees to whom options may be granted by the Board of Directors and shall determine the number of shares to be covered by each option so granted. Future as well as present officers and employees (including officers and employees who are directors but who are not members of the Committee) shall be eligible to participate in the Plan. Directors who are members of the Committee or who are not officers or employees of the Company are not eligible to participate in the Plan. No option may be granted under the Plan after April 20, 2004.

               5. Option Agreement. The terms and provisions of options granted pursuant to the Plan shall be set forth in an agreement, herein called Option Agreement, between the Company and the grantee receiving the same. The Options may be in such form, not inconsistent with the terms of this Plan, as shall be approved by the Board of Directors and may include provisions regarding the timing of the exercisability of the Options.

               6. Price. The purchase price per share of Common Stock purchasable under options granted pursuant to the Plan shall not be less that 100 percent of the fair market value at the time the options are granted. The purchase price per share of Common Stock purchasable under options granted pursuant to this Plan to a person who owns more than 10 percent of the voting power of the Company's voting stock shall not be less than 110 percent of the fair market value


          UCI MEDICAL AFFILIATES, INC.
          1994 Incentive Stock Option Plan
          of such  shares, at  the time the  options are granted.   For  the
          purposes of the preceding sentence (a) the optionee shall be considered as owning the stock owned directly or indirectly by or for himself, the stock which the optionee may purchase under outstanding options and the stock owned, directly or indirectly, by or for his brothers and sisters (whether of the whole or half blood), spouse, ancestors, and lineal descendants and (b) stock owned directly or indirectly, by or for a corporation, partnership, estate, or trust shall be considered as being owned proportionately by or for its shareholders, partners, or beneficiaries. For all purposes of this Plan, the fair market value of the Common Stock of the Company shall be determined in good faith at the time of the grant of any option by decision of the Stock Option Committee.
          In making such determination, the Stock Option Committee shall not take into account the effect of any restrictions on the Common Stock other than restrictions which, by their terms, will never lapse. The full purchase price of shares purchased shall be paid upon exercise of the option. Under certain circumstances such purchase price per share shall be subject to adjustment as referred to in Section 10 of this Plan.

               7. Option period. No option granted pursuant to the Plan shall be exercisable after the expiration of ten years from the date the option is first granted. No option granted pursuant to the Plan to a person then owning more than 10 percent of the voting power of the Company's voting stock shall be exercisable after the expiration of five years from the date the option is first granted. For the purposes of the preceding sentence (a) the optionee shall be considered as owning the stock owned directly or indirectly by or for himself, the stock which the optionee may purchase under outstanding options and the stock owned, directly or indirectly, by or for his brothers and sisters (whether of the whole or half blood), spouse, ancestors, and lineal descendants and (b) stock owned directly or indirectly, by or for a corporation, partnership, estate, or trust shall be considered as being owned proportionately by or for its shareholders, partners, or beneficiaries. The expiration date stated in the Option Agreement is hereafter called the Expiration Date.

               8. Termination of employment. The Option Agreement shall provide that upon the occurrence of the optionee ceasing for any reason to be employed by the Company (such occurrence being a "termination of employment"), any unexercised option shall terminate and become null and void immediately upon such termination of employment, except in a case where the termination of employment is by reason of retirement, disability or death. Upon a termination of employment by reason of retirement, disability or death, the Option Agreement shall provide that an outstanding and unexercised option may be exercised during a time not exceeding the following periods:

               (a) the one-year period following the date of such termination of the employee's employment in the case of a disability (within the meaning of Section 22(e)(3) of the Code),

               (b) the one-year period following the date of an employee's death, and

          UCI MEDICAL AFFILIATES, INC.
          1994 Incentive Stock Option Plan

               (c) the three-month period following the date of such termination in the case of retirement on or after attainment of age 65, or in the case of disability other than as described in (a) above.

          In no event, however, shall any such period extend beyond the Expiration Date.

               9.   Assignability.  The Option Agreement shall provide that
          the option granted thereby shall not be transferable or assignable by the optionee otherwise than by will or by the laws of descent and distribution or pursuant to a qualified domestic relations order as defined by the Internal Revenue Code of 1986, as amended, or Title I of the Employee Retirement Income Security Act, or the Rules thereunder. During the lifetime of the optionee, the option granted shall be exercisable only by the optionee.

               10. Adjustment in case of stock splits, stock dividends, etc. The Option Agreement may contain such provisions as the Board of Directors may approve as equitable concerning the effect upon options granted and the option price due to (a) stock dividends upon, or subdivisions, split-ups, combinations, consolidations or reclassifications of, the securities purchasable under the option, or (b) proposals to merge or consolidate the Company or to sell all or substantially all of its assets, or to liquidate or dissolve the Company.

               11. Stock for Investment. The Option Agreement shall provide that the optionee shall upon each exercise of a part or all of the option granted represent and warrant that his purchase of stock pursuant to such option is for investment only, and not with a view to distribution involving a public offering. At any time the Board of Directors of the Company may waive the requirement of such a provision in any Option Agreement entered into under this Stock Option Plan of the Company. The Option Agreement may also provide such additional restrictions and requirements concerning the exercise of options and issuance of shares as the Company determines in its discretion are necessary to meet all applicable laws, rules, and regulations, and to obtain such approvals as may be required by any governmental agencies, including state and Federal securities agencies and national securities exchanges.

               12. Amendment of the Plan. The Board of Directors of the Company may from time to time alter, amend, suspend or discontinue the Plan and make rules for its administration, except that the Board of Directors shall not amend the Plan in any manner which would have the effect of preventing options issued under the Plan from being "incentive stock options" as defined in Section 422 of the Internal Revenue Code of 1986. However, nothing in this Plan shall be deemed to prevent the Board of Directors from issuing non-qualified stock options to any officer or employee.

               13. Options discretionary. The granting of options under the Plan shall be entirely discretionary with the Stock Option Committee and nothing in the Plan shall be deemed to give any officer or employee any right to participate in the Plan or to receive options.

               14. Limitation as to amount. No person to whom options are granted hereunder shall receive options, first exercisable during any single calendar year, for shares, the fair market value

          UCI MEDICAL AFFILIATES, INC.
          1994 Incentive Stock Option Plan
          of which (determined at the time of grant of the options) exceeds $100,000. Accordingly, no optionee shall be entitled to exercise options in any single calendar year, for shares of Common Stock the value of which (determined at the time of grant of the options) exceeds $100,000.

               15. Stockholder approval. The Plan will be submitted to the stockholders of the Company for approval by the holders of a majority of the outstanding shares of stock of the Company. If the Plan is not approved by the holders of a majority of the outstanding shares of stock of the Company by April 20, 1995, then the Plan shall terminate and any options granted hereunder shall be void and of no further force or effect.




          UCI MEDICAL AFFILIATES, INC.
          1994 Incentive Stock Option Plan
          Page 4

                             UCI MEDICAL AFFILIATES, INC.
                           INCENTIVE STOCK OPTION AGREEMENT

                           GRANT OF INCENTIVE STOCK OPTION

                          Date of Grant: _____________, 19__

               THIS GRANT, dated as of the date of grant first stated above (the "Date of Grant"), is delivered by UCI Medical Affiliates, Inc., a Delaware corporation (the "Company"), to ________________________ (the "Grantee"), who is an officer or employee of the Company or a subsidiary of the Company.

               WHEREAS, the Board of Directors of the Company (the "Board") has adopted, subject to shareholder approval, the UCI Medical Affiliates, Inc. 1994 Incentive Stock Option Plan (the "Plan"); and,

               WHEREAS, the Plan provides for the granting of incentive stock options by the Board to officers and employees of the Company and its subsidiaries to purchase shares of the Common Stock of the Company (the "Stock"), in accordance with the terms and provisions thereof; and

               WHEREAS, the Board considers the Grantee to be a person who is eligible for a grant of incentive stock options under the Plan, and has determined that it would be in the best interest of the Company to grant the incentive stock options documented herein.

               NOW, THEREFORE, the parties hereto, intending to be legally bound hereby, agree as follows:

          1. Grant of Option. Subject to the terms and conditions hereinafter set forth, the Company, with the approval and at the direction of the Board, hereby grants to the Grantee, as of the Date of Grant, an option to purchase up to _______ shares of Stock at a price of $_______ per share, the fair market value on the date hereof. Such option is hereinafter referred to as the "Option" and the shares of Stock purchasable upon exercise of the Option are hereinafter sometimes referred to as the "Option Shares." The Option is intended by the parties hereto to be, and shall be treated as, an incentive stock option (as such term is defined under section 422 of the Internal Revenue Code of 1986 (the "Code")).

          2. Installment Exercise. Subject to such further limitations as are provided herein, the Option shall become exercisable in three
          (3) installments, the Grantee having the right hereunder to purchase from the Company the following number of Option Shares upon exercise of the Option, on and after the following dates, in cumulative fashion:

               (a) on and after the first anniversary of the Date of Grant, up to one-third (ignoring fractional shares) of the total number of Option Shares;



          UCI MEDICAL AFFILIATES, INC. Incentive Stock Option Agreement Grant of Incentive Stock Option
          Page 1

               (b) on and after the second anniversary of the Date of Grant, up to an additional one-third (ignoring fractional shares) of the total number of Option Shares; and

               (c) on and after the third anniversary of the Date of Grant, the remaining Option Shares.

          3. Termination of Option.

               (a) The Option and all rights hereunder with respect thereto, to the extent such rights shall not have been exercised, shall terminate and become null and void after the expiration of ten (10) years from the Date of Grant (the "Expiration Date").

               (b) Upon the occurrence of the Grantee's ceasing for any reason to be employed by the Company (such occurrence being a "termination of the Grantee's employment"), the Option, to the extent not previously exercised, shall terminate and become null and void immediately upon such termination of the Grantee's employment, except in a case where the termination of the Grantee's employment is by reason of retirement, disability or death. Upon a termination of the Grantee's employment by reason of retirement, disability or death, the Option may be exercised during the following periods, but only to the extent that the Option was outstanding and exercisable on any such date of retirement, disability or death:

                    (i) the one-year period following the date of such termination of the Grantee's employment in the case of a disability (within the meaning of Section 22(e)(3) of the Code),

                    (ii)  the  six-month  period  following  the   date  of
                    issuance of letters testamentary or letters of administration to the executor or administrator of a deceased Grantee, in the case of the Grantee's death during his employment by the Company, but not later than one year after the Grantee's death, and

                    (iii) the three-month period following the date of such termination in the case of retirement on or after attainment of age 65, or in the case of disability other than as described in (i) above.

          In no event, however, shall any such period extend beyond the Expiration Date.

               (c) In the event of the death of the Grantee, the Option may be exercised by the Grantee's legal representative(s), but only to the extent that the Option would otherwise have been exercisable by the Grantee.

               (d) A transfer of the Grantee's employment between the Company and any subsidiary of the Company, or between any subsidiaries of the Company, shall not be deemed to be a termination of the Grantee's employment.

               (e) Notwithstanding any other provisions set forth herein or in the Plan, if the Grantee shall (i) commit any act of malfeasance or wrongdoing affecting the Company, (ii) breach any


          UCI MEDICAL AFFILIATES, INC. Incentive Stock Option Agreement Grant of Incentive Stock Option covenant not to compete or employment contract with the Company, or (iii) engage in conduct that would warrant the Grantee's discharge for cause (excluding general dissatisfaction with the performance of the Grantee's duties, but including any act of disloyalty or any conduct clearly tending to bring discredit upon the Company), any unexercised portion of the Option shall immediately terminate and be void.

          4. Exercise of Options.

               (a) Subject to such further limitations as are provided herein, the Option shall be exercisable at any time and from time to time during the period commencing one (1) year from the Date of Grant and ending ten (10) years (five (5) years for 10 percent shareholders as described in the Plan) from the Date of Grant. The Grantee may exercise the Option with respect to all or any part of the number of Option Shares then exercisable hereunder by giving the Secretary of the Company written notice of intent to exercise. The notice of exercise shall specify the number of Option Shares as to which the Option is to be exercised and the date of exercise thereof, which date shall be at least five days after the giving of such notice unless an earlier time shall have been mutually agreed upon.

               (b) Full payment (in U.S. dollars) by the Grantee of the option price for the Option Shares purchased shall be made on or before the exercise date specified in the notice of exercise in cash, or, with the prior written consent of the Secretary, in whole or in part through the surrender of previously acquired shares of Stock at their fair market value on the exercise date.

               On the exercise date specified in the Grantee's notice or as soon thereafter as is practicable, the Company shall cause to be delivered to the Grantee, a certificate or certificates for the Option Shares then being purchased (out of theretofore unissued Stock or reacquired Stock, as the Company may elect) upon full payment for such Option Shares. The Grantee shall upon each exercise of a part or all of the option granted represent and warrant that his purchase of stock pursuant to such option is for investment only, and not with a view to distribution involving a public offering. The obligation of the Company to deliver Stock shall, however, be subject to the condition that if at any time the Board shall determine in its discretion that the listing, registration or qualification of the Option or the Option Shares upon any securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition of, or in connection with, the Option or the issuance or purchase of Stock thereunder, the Option may not be exercised in whole or in part unless such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Board.

               (c) If the Grantee fails to pay for any of the Option Shares specified in such notice or fails to accept delivery thereof, the Grantee's right to purchase such Option Shares may be terminated by the Company. The date specified in the Grantee's notice as the date of exercise shall be deemed the date of exercise of the Option, provided that payment in full for the Option Shares to be purchased upon such exercise shall have been received by such date.


          UCI MEDICAL AFFILIATES, INC. Incentive Stock Option Agreement Grant of Incentive Stock Option
          Page 3

          5. Adjustment of and Changes in Stock of the Company. In the event of a reorganization, recapitalization, change of shares, stock split, spin-off, stock dividend, reclassification, subdivision, consolidation or combination of shares, merger, consolidation, rights offering, or any other change in the corporate structure or shares of capital stock of the Company, the Board may make such adjustment as it deems appropriate in the number and kind of shares of Stock subject to the Option or in the option price; provided, however, that no such adjustment shall give the Grantee any additional benefits under the Option.

          6. No Rights of Stockholders. Neither the Grantee nor any personal representative shall be, or shall have any of the rights and privileges of, a stockholder of the Company with respect to any shares of Stock purchasable or issuable upon the exercise of the Option, in whole or in part, prior to the date of exercise of the Option.

          7. Non-Transferability of Option. During the Grantee's lifetime, the Option hereunder shall be exercisable only by the Grantee or any guardian or legal representative of the Grantee, and the Option shall not be transferable except, in case of the death of the Grantee, by will or the laws of descent and distribution or pursuant to a qualified domestic relations order as defined by the Internal Revenue Code of 1986, as amended, or Title I of the Employee Retirement Income Security Act, or the Rules thereunder, nor shall the Option be subject to attachment, execution or other similar process. In the event of (a) any attempt by the Grantee to alienate, assign, pledge, hypothecate or otherwise dispose of the Option, except as provided for herein, or (b) the levy of any attachment, execution or similar process upon the rights or interest hereby conferred, the Company may terminate the Option by notice to the Grantee and it shall thereupon become null and void.

          8. Employment Not Affected. Neither the granting of the Option nor its exercise shall be construed as granting to the Grantee any right with respect to continuance of employment with the Company or any of its subsidiaries. Except as may otherwise be limited by a written agreement between the Company and the Grantee, the right of the Company or any subsidiary of the Company to terminate at will the Grantee's employment with it at any time (whether by dismissal, discharge, retirement or otherwise) is specifically reserved by the Company or any subsidiary of the Company, as the employer, and is acknowledged by the Grantee.

          9. Amendment of Option. The Option may be amended by the Board or the Committee at any time (i) if the Board or the Stock Option Committee determines, in its sole discretion, that amendment is necessary or advisable in the light of any addition to or change in the Internal Revenue Code of 1986 or in the regulations issued thereunder, or any federal or state securities law or other law or regulation, which change occurs after the Date of Grant and by its terms applies to the Option; or (ii) other than in the circumstances described in clause (i), with the consent of the Grantee.

          10. Notice. Any notice to the Company provided for in this instrument shall be addressed to it in care of its Secretary at its executive offices at 6168 St. Andrews Road, Columbia, South Carolina 29212, and any notice to the Grantee shall be addressed to the Grantee at the current


          UCI MEDICAL AFFILIATES, INC. Incentive Stock Option Agreement
          Grant of Incentive Stock Option
          address shown on the payroll records of the Company. Any notice shall be deemed to be duly given if and when properly addressed and posted by registered or certified mail, postage prepaid.

          12. Incorporation of Plan by Reference. The Option is granted pursuant to the terms of the Plan, the terms of which are incorporated herein by reference, and the Option shall in all respects be interpreted in accordance with the Plan. The Stock Option Committee shall interpret and construe the Plan and this instrument, and its interpretations and determinations shall be conclusive and binding on the parties hereto and any other person claiming an interest hereunder, with respect to any issue arising hereunder or thereunder.

          13. Governing Law. The validity, construction, interpretation and effect of this instrument shall exclusively be governed by and determined in accordance with the law of the State of South Carolina, except to the extent preempted by federal law, which shall to such extent govern.

               IN WITNESS WHEREOF, the Company has caused its duly authorized officers to execute and attest this Grant of Incentive Stock Option, and the Grantee has placed his or her signature hereon, effective as of the Date of Grant.


                                          UCI MEDICAL AFFILIATES, INC.

                                          By:

                                            Its:




                                          ACCEPTED AND AGREED TO:


                                          By:

                                                 Grantee




          UCI MEDICAL AFFILIATES, INC. Incentive Stock Option Agreement Grant of Incentive Stock Option
          Page 5


****************************************************************************
                                APPENDIX


                        UCI MEDICAL AFFILIATES, INC.


PROXY SOLICITED BY THE BOARD OF DIRECTORS FOR THE 1995 ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON WEDNESDAY, SEPTEMBER 13, 1995, AT THE ADAM'S MARK HOTEL, 1200 HAMPTON STREET, COLUMBIA, SOUTH CAROLINA AT 10:00 A.M. LOCAL TIME.

    The undersigned hereby appoints Jerry F. Wells, Jr. and Stephen S. Seeling, or any of them acting in the absence of the other, as attorneys and proxies of the undersigned, with full power of substitution, to vote all of the shares of the common stock of UCI Medical Affiliates, Inc., a South Carolina corporation, held or owned by the undersigned or standing in the name of the undersigned at the 1995 Annual Meeting of Shareholders of the Company and at any adjournment thereof, and the undersigned hereby instructs said attorneys to vote as follows:

   1.   Election of Directors:
        FOR all nominees listed below                   WITHHOLD AUTHORITY
        (except as marked to the                    to vote as to all nominees
         contrary below)

                       [   ]                         [   ]

        (This is considered a vote for
         all nominees)

   NOTE: To withhold authority to vote for any individual nominee, strike a line through the nominee's name in the list below:

        Term Expiring in 1997:

        1.  Charles M. Potok

        Term Expiring in 1998:

        2.  Charles P. Cannon
        3.  Russell J. Froneberger


   2. Approval of the Amendment to the UCI Medical Affiliates, Inc. 1994 Incentive Stock Option Plan.

        FOR  [    ]               AGAINST  [   ]         ABSTAIN  [   ]

   3. The ratification of the appointment of Price Waterhouse LLP as independent auditors for the Company for the fiscal year ending September 30, 1995.

        FOR  [    ]               AGAINST  [   ]         ABSTAIN  [   ]

   4. In their discretion, upon any other business which may properly come before the meeting or any adjournment thereof.

   DATE: ____________________, 1995       ______________________________

                                                   (Signature)

   NUMBER OF SHARES

                  (Please sign exactly as show on envelope addressed to you. If securities are jointly owned, each should sign.)

THE PROXIES WILL BE VOTED AS INSTRUCTED. IN THE ABSENCE OF SUCH
INSTRUCTIONS, THIS PROXY WILL BE VOTED "FOR" MATTERS (1), (2), AND (3) ABOVE, AND THE PROXIES HEREIN NAMED WILL VOTE ON OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF IN ACCORDANCE WITH THEIR JUDGMENT.